Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
September 30, 2022
ICF-NPRT3-1122
1.9882755.105
Nonconvertible Bonds - 48.7%
		Principal Amount (a)	Value ($)
Australia - 2.2%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	1,000,000	764,439
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	3,000,000	1,935,411
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	1,330,000	1,040,556
6.75% 12/2/44 (Reg. S) (b)		5,725,000	5,546,094
TOTAL AUSTRALIA			9,286,500
Bailiwick of Guernsey - 0.3%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,400,000	1,123,034
Bailiwick of Jersey - 0.9%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	3,025,000	2,559,268
7.125% 2/14/24	GBP	985,000	1,083,393
TOTAL BAILIWICK OF JERSEY			3,642,661
Cayman Islands - 0.2%
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	816,000	741,630
Czech Republic - 0.1%
CEZ A/S 2.375% 4/6/27 (Reg. S)	EUR	700,000	617,678
Denmark - 0.6%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (b)	GBP	1,595,000	1,426,894
ORSTED A/S 5.125% 9/13/34 (Reg. S)	GBP	1,200,000	1,222,670
TOTAL DENMARK			2,649,564
France - 5.6%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		2,830,000	2,213,862
2.5% 3/31/32 (Reg. S) (b)	EUR	4,200,000	3,529,485
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	5,400,000	4,391,801
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	1,000,000	906,546
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	800,000	607,796
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	6,500,000	5,988,106
1.5% 10/14/24 (Reg. S)	EUR	1,700,000	1,549,459
1.875% 2/11/28 (Reg. S)	EUR	900,000	701,243
Lagardere S.C.A. 1.75% 10/7/27 (Reg. S)	EUR	1,900,000	1,747,764
Societe Generale 4.75% 11/24/25 (c)		1,220,000	1,153,391
Valeo SA 1% 8/3/28 (Reg. S)	EUR	1,700,000	1,270,736
TOTAL FRANCE			24,060,189
Germany - 3.2%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	2,492,000	1,217,987
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	1,700,000	1,500,430
4% 6/24/32 (Reg. S) (b)	EUR	3,800,000	3,157,547
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	2,600,000	1,741,300
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	5,550,000	4,907,512
ZF Finance GmbH:
2% 5/6/27 (Reg. S)	EUR	700,000	529,904
2.25% 5/3/28 (Reg. S)	EUR	700,000	503,511
TOTAL GERMANY			13,558,191
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	1,550,000	1,245,527
Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	1,000,000	753,325
Ireland - 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		1,100,000	1,098,015
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	4,160,000	3,676,238
2.25% 4/4/28 (Reg. S) (b)	EUR	5,600,000	4,818,885
2.875% 5/30/31 (Reg. S) (b)	EUR	1,150,000	979,334
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	4,630,000	3,710,022
2.375% 10/14/29 (Reg. S) (b)	EUR	2,835,000	2,543,941
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		5,107,000	4,678,472
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		1,400,000	969,850
TOTAL IRELAND			22,474,757
Italy - 1.9%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	1,400,000	1,091,710
1.75% 7/30/31 (Reg. S)	EUR	500,000	349,479
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	1,950,000	1,342,676
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	2,430,000	2,027,270
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	3,505,000	2,732,080
5.861% 6/19/32 (b)(c)		565,000	465,310
TOTAL ITALY			8,008,525
Luxembourg - 3.2%
ADLER Group SA 1.875% 1/14/26 (Reg. S)	EUR	10,000,000	4,998,255
Alpha Trains Finance SA 2.064% 6/30/30	EUR	1,149,000	1,073,553
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,410,000	4,021,663
1.75% 3/12/29 (Reg. S)	EUR	1,300,000	974,652
2.625% 10/20/28 (Reg. S)	GBP	1,120,000	910,070
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,675,000	1,937,597
TOTAL LUXEMBOURG			13,915,790
Mexico - 1.3%
Petroleos Mexicanos 6.5% 3/13/27		6,795,000	5,690,133
Netherlands - 3.6%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		1,515,000	1,345,320
5.75% 8/15/50 (Reg. S) (b)		7,125,000	6,509,258
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	941,541
GSK Consumer Healthcare Capital 2.125% 3/29/34 (Reg. S)	EUR	1,950,000	1,494,616
JDE Peet's BV 2.25% 9/24/31 (c)		1,331,000	974,603
Technip Energies NV 1.125% 5/28/28	EUR	2,200,000	1,669,215
Universal Music Group NV 3.75% 6/30/32 (Reg. S)	EUR	850,000	776,714
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	1,250,000	930,624
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	800,000	652,488
TOTAL NETHERLANDS			15,294,379
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	1,400,000	1,117,949
Spain - 0.6%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	3,500,000	2,723,820
Sweden - 0.7%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	1,103,000	1,008,568
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	1,019,064
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	450,000	300,506
1.75% 1/14/25 (Reg. S)	EUR	949,000	770,393
TOTAL SWEDEN			3,098,531
Switzerland - 2.6%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	2,500,000	1,944,757
4.194% 4/1/31 (b)(c)		2,615,000	2,056,862
6.5% 8/8/23 (Reg. S)		5,250,000	5,181,750
6.537% 8/12/33 (b)(c)		470,000	422,412
7.375% 9/7/33 (Reg. S) (b)	GBP	1,000,000	1,031,205
UBS Group AG 4.988% 8/5/33 (Reg. S) (b)		500,000	449,252
TOTAL SWITZERLAND			11,086,238
United Kingdom - 13.6%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	575,000	459,754
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	750,000	723,380
5.746% 8/9/33 (b)		397,000	360,652
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	5,685,000	4,660,716
HSBC Holdings PLC 5.402% 8/11/33 (b)		480,000	426,813
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		5,282,000	4,766,624
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	3,920,000	3,456,104
John Lewis PLC 6.125% 1/21/25	GBP	5,752,000	6,038,593
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	1,915,000	1,659,674
4.976% 8/11/33 (b)		480,000	419,423
M&G PLC:
5.625% 10/20/51 (Reg. S) (b)	GBP	3,150,000	2,820,100
6.5% 10/20/48 (Reg. S) (b)		1,620,000	1,514,765
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	3,460,000	3,006,275
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	2,050,000	1,777,032
3.619% 3/29/29 (Reg. S) (b)	GBP	2,600,000	2,355,652
3.622% 8/14/30 (Reg. S) (b)	GBP	760,000	746,604
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	4,310,000	3,331,033
Prudential PLC 2.95% 11/3/33 (Reg. S) (b)		5,500,000	4,188,250
Rentokil Initial PLC 5% 6/27/32 (Reg. S)	GBP	1,250,000	1,216,250
Rolls-Royce PLC 3.375% 6/18/26	GBP	570,000	509,147
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	2,185,000	1,483,636
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	880,000	840,092
4.5% 9/7/23 (Reg. S)	GBP	1,330,000	1,425,611
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	730,000	599,751
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	1,800,000	1,782,204
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	800,000	763,720
6.25% 10/3/78 (Reg. S) (b)		2,660,000	2,510,508
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	800,000	707,023
3.375% 10/16/25 (Reg. S)	GBP	3,885,000	3,852,909
TOTAL UNITED KINGDOM			58,402,295
United States of America - 2.1%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	3,600,000	3,399,544
Duke Energy Corp. 3.85% 6/15/34	EUR	2,400,000	2,058,966
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	1,150,000	1,020,554
Southern Co. 1.875% 9/15/81 (b)	EUR	3,900,000	2,656,426
TOTAL UNITED STATES OF AMERICA			9,135,490
TOTAL NONCONVERTIBLE BONDS (Cost $293,951,151)			208,626,206

U.S. Government and Government Agency Obligations - 5.7%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bonds 3.25% 5/15/42 (e)(f)	1,500,000	1,331,250
U.S. Treasury Notes:
1.25% 9/30/28 (e)	12,000,000	10,214,531
1.5% 2/29/24	13,500,000	12,982,146
2.625% 2/15/29 (e)	220,000	202,718

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $27,046,540)		24,730,645

Foreign Government and Government Agency Obligations - 8.7%
		Principal Amount (a)	Value ($)
Germany - 4.9%
German Federal Republic:
0% 8/15/31	EUR	660,000	539,070
0% 2/15/32 (Reg. S)	EUR	3,250,000	2,628,460
0% 5/15/35 (Reg. S)	EUR	17,105,000	12,686,062
1.25% 8/15/48	EUR	6,140,000	5,022,055
TOTAL GERMANY			20,875,647
United Kingdom - 3.8%
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	4,355,000	4,628,429
2.25% 9/7/23	GBP	10,645,000	11,689,561
TOTAL UNITED KINGDOM			16,317,990
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $51,130,212)			37,193,637

Preferred Securities - 26.9%
		Principal Amount (a)	Value ($)
Australia - 1.6%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		4,360,000	3,830,013
5.875% (b)(c)(d)		3,305,000	3,063,603
TOTAL AUSTRALIA			6,893,616
Canada - 0.6%
Bank of Nova Scotia:
4.65% (b)(d)		2,015,000	1,727,066
4.9% (b)(d)		1,180,000	1,053,409
TOTAL CANADA			2,780,475
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	970,000	685,893
France - 4.0%
BNP Paribas SA 6.625% (Reg. S) (b)(d)		2,505,000	2,313,994
Electricite de France SA:
5.25% (Reg. S) (b)(d)		10,105,000	9,448,175
5.625% (Reg. S) (b)(d)		1,490,000	1,339,138
Societe Generale 7.875% (Reg. S) (b)(d)		1,310,000	1,255,963
Veolia Environnement SA 2% (Reg. S) (b)(d)	EUR	3,900,000	2,962,201
TOTAL FRANCE			17,319,471
Germany - 2.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	11,800,000	10,017,826
Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	2,195,000	1,941,553
Italy - 0.2%
Enel SpA 2.25% (Reg. S) (b)(d)	EUR	1,110,000	875,724
Luxembourg - 2.7%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	7,800,000	4,968,854
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	3,520,000	1,983,621
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	6,900,000	4,748,951
TOTAL LUXEMBOURG			11,701,426
Netherlands - 7.2%
AerCap Holdings NV 5.875% 10/10/79 (b)		3,800,000	3,392,089
AT Securities BV 5.25% (Reg. S) (b)(d)		6,500,000	5,497,440
ELM BV for Firmenich International SA 3.75% (Reg. S) (b)(d)	EUR	1,070,000	959,518
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)(d)(g)	EUR	1,225,075	1,098,581
Telefonica Europe BV:
2.625% (Reg. S) (b)(d)	EUR	1,100,000	1,054,122
3.875% (Reg. S) (b)(d)	EUR	1,900,000	1,624,678
Volkswagen International Finance NV:
3.748% (Reg. S) (b)(d)	EUR	800,000	658,703
3.875% (Reg. S) (b)(d)	EUR	5,900,000	4,664,520
4.625% (Reg. S) (b)(d)	EUR	13,000,000	11,929,580
TOTAL NETHERLANDS			30,879,231
Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	2,200,000	1,969,645
Sweden - 1.0%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(d)	EUR	4,990,000	3,505,230
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	2,145,000	909,205
TOTAL SWEDEN			4,414,435
Switzerland - 2.2%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		9,515,000	8,741,906
UBS Group AG 7% (Reg. S) (b)(d)		500,000	475,090
TOTAL SWITZERLAND			9,216,996
United Kingdom - 3.9%
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	1,550,000	1,436,442
7.125% (b)(d)	GBP	200,000	193,163
8.875% (b)(d)	GBP	900,000	910,668
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	9,200,000	6,608,416
HSBC Holdings PLC 6.375% (b)(d)		2,660,000	2,396,527
Lloyds Banking Group PLC 5.125% (b)(d)	GBP	280,000	260,665
National Express Group PLC 4.25% (Reg. S) (b)(d)	GBP	890,000	777,096
SSE PLC:
3.74% (Reg. S) (b)(d)	GBP	2,000,000	1,913,990
4% (Reg. S) (b)(d)	EUR	2,500,000	2,137,734
TOTAL UNITED KINGDOM			16,634,701
TOTAL PREFERRED SECURITIES (Cost $159,665,562)			115,330,992

Money Market Funds - 8.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (h) (Cost $36,912,785)	36,905,404	36,912,785

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 6.00% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 37 Index expiring June 2027, paying 5% quarterly. (Cost $507,666)	10/19/22	EUR	22,600,000	320,348

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $569,213,916)	423,114,613
NET OTHER ASSETS (LIABILITIES) - 1.3%	5,449,013
NET ASSETS - 100.0%	428,563,626

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	35	Dec 2022	2,621,975	(72,098)	(72,098)
Eurex Euro-Bund Contracts (Germany)	23	Dec 2022	3,121,724	(104,091)	(104,091)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	6	Dec 2022	862,287	(52,977)	(52,977)
TME 10 Year Canadian Note Contracts (Canada)	160	Dec 2022	14,315,271	(132,549)	(132,549)

TOTAL BOND INDEX CONTRACTS					(361,715)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	235	Dec 2022	48,266,797	(858,378)	(858,378)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	395	Dec 2022	42,465,586	(1,797,651)	(1,797,651)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	390	Dec 2022	49,298,438	(5,226,872)	(5,226,872)

TOTAL TREASURY CONTRACTS					(7,882,901)

TOTAL PURCHASED					(8,244,616)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	66	Dec 2022	7,745,825	174,618	174,618
ICE Long Gilt Contracts (United Kingdom)	87	Dec 2022	9,364,282	1,255,427	1,255,427

TOTAL SOLD					1,430,045

TOTAL FUTURES CONTRACTS					(6,814,571)
The notional amount of futures purchased as a percentage of Net Assets is 37.5%
The notional amount of futures sold as a percentage of Net Assets is 4.0%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

GBP	11,872,000	USD	13,244,641	Goldman Sachs Bank USA	10/03/22	11,041
USD	212,952	CAD	292,000	Goldman Sachs Bank USA	10/03/22	1,565
USD	1,199,554	GBP	1,084,000	State Street Bank and Trust Co	10/03/22	(10,786)
USD	154,470,000	EUR	151,304,261	JPMorgan Chase Bank, N.A.	10/28/22	5,931,157
AUD	251,000	USD	162,931	JPMorgan Chase Bank, N.A.	11/18/22	(2,278)
CAD	231,000	USD	168,462	Goldman Sachs Bank USA	11/18/22	(1,239)
EUR	1,138,000	USD	1,117,675	BNP Paribas S.A.	11/18/22	1,210
EUR	286,000	USD	279,036	Brown Brothers Harriman & Co	11/18/22	2,161
EUR	7,907,000	USD	7,779,539	Citibank, N. A.	11/18/22	(5,349)
EUR	360,000	USD	349,703	HSBC Bank	11/18/22	4,251
EUR	881,000	USD	850,676	JPMorgan Chase Bank, N.A.	11/18/22	15,526
EUR	293,000	USD	284,209	State Street Bank and Trust Co	11/18/22	3,870
EUR	536,000	USD	537,566	State Street Bank and Trust Co	11/18/22	(10,569)
GBP	295,000	USD	320,694	Brown Brothers Harriman & Co	11/18/22	8,927
GBP	208,000	USD	239,307	Brown Brothers Harriman & Co	11/18/22	(6,896)
GBP	208,000	USD	237,530	Brown Brothers Harriman & Co	11/18/22	(5,119)
GBP	4,458,000	USD	5,056,598	Brown Brothers Harriman & Co	11/18/22	(75,407)
GBP	487,000	USD	549,547	Brown Brothers Harriman & Co	11/18/22	(5,393)
GBP	635,000	USD	687,982	HSBC Bank	11/18/22	21,541
GBP	775,000	USD	836,272	JPMorgan Chase Bank, N.A.	11/18/22	29,682
GBP	1,854,000	USD	2,052,951	State Street Bank and Trust Co	11/18/22	18,635
USD	221,171	AUD	342,000	JPMorgan Chase Bank, N.A.	11/18/22	2,274
USD	330,332	CAD	429,000	HSBC Bank	11/18/22	19,774
USD	148,617	CAD	204,000	JPMorgan Chase Bank, N.A.	11/18/22	940
USD	52,684,362	EUR	51,801,000	Goldman Sachs Bank USA	11/18/22	1,753,438
USD	444,949	EUR	443,000	Goldman Sachs Bank USA	11/18/22	9,390
USD	308,560	GBP	266,000	Brown Brothers Harriman & Co	11/18/22	11,342
USD	11,584,623	GBP	10,377,000	Goldman Sachs Bank USA	11/18/22	(10,221)
USD	82,370,622	GBP	70,319,000	JPMorgan Chase Bank, N.A.	11/18/22	3,798,984

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						11,512,451

Unrealized Appreciation						11,645,708
Unrealized Depreciation						(133,257)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	4,800,000	62,845	105,873	168,718

TOTAL CREDIT DEFAULT SWAPS							62,845	105,873	168,718

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,058,208 or 3.7% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,294,480.
(f)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $309,738.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	41,502,042	167,246,919	171,836,176	262,055	-	-	36,912,785	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	-	13,265,964	13,265,964	15,319	-	-	-	0.0%
Total	41,502,042	180,512,883	185,102,140	277,374	-	-	36,912,785

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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